LOAN AGREEMENT


DATE:         October 4, 1994

PARTIES:      Borrower:         ILX INCORPORATED,  an Arizona corporation.

              Borrower Address: 2777 East Camelback Road, Phoenix, Arizona
                                85016.

              Bank:             BANK  ONE,  ARIZONA,   NA,  a  national  banking
                                association.

              Bank Address:     Post  Office  Box 29542, Phoenix, Arizona  85038
                                Attention: Department A383

AGREEMENT: For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

1.   SCHEDULE OF TERMS.

     2.  Commitment Amount:    $500,000.00

     3.1 Scheduled Commitment expiration date:
              October 4, 1995.

     3.1 and 5.1.6Purpose of Advances: Working capital requirements of Borrower.

     3.2 Each  of  the  following  Persons acting alone is authorized to request
         Advances:

         Joseph P. Martori, Chairman/President           Joseph P. Martori
         Typed Name and Title (if any)                   Sample Signature

         Nancy J. Stone, Executive Vice President       Nancy J. Stone
         Typed Name and Title (if any)                   Sample Signature

     3.3.1    Commitment fee:      $1,000.00 per quarter pursuant to Section 3.3

     5.1.5,   6.2, 6.3.1, and 6.3.2. Financial  statements and accounting system requirements:  Accrual Basis and GAAP

     5.1.5    Fiscal year of Borrower:  From January 1 to December 31.

     6.3.1 Financial statements due within 60 days after the end of each fiscal quarter.

             Certificationrequirements: Borrower prepared financial statements. Person(s) to sign financial statements on behalf of Borrower: Nancy
             J. Stone, Executive Vice President, or Borrower's president or chief financial officer.

     6.3.2 Financial statements due within 120 days after the end of each fiscal year of Borrower.

              Certification    requirements:    Independent   certified   public
              accountant satisfactory to Bank to audit financial statements and deliver an unqualified opinion on the financial statements.

              Person(s)  to sign  financial  statements  on behalf of  Borrower:
              Nancy J. Stone, Executive Vice President, or Borrower's president or chief financial officer.

2. DEFINITIONS. In this Agreement, the following terms shall have the following meanings:

"Advance" means an advance by Bank to Borrower hereunder.

"Agreement" means this Loan Agreement as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

"Approvals and Permits" means each and all approvals, authorizations, bonds, consents, certificates, franchises, licenses, permits, registrations, qualifications, and other actions and rights granted by or filings with any Persons necessary, appropriate, or desirable for ownership or lease by Borrower of its assets and property or for the conduct of the business and operations of Borrower.

"Borrower Loan Documents" means the Loan Documents executed or delivered by Borrower from time to time.

"Collateral" means the property, interests in property, and rights to property securing any or all Obligations from time to time.

"Commitment" means the agreement of Bank in Section 3.1 to make Advances pursuant to the terms and conditions herein.

"Commitment Amount" means the amount specified in Section  1.

"ERISA" means the Employee Retirement Income Security Act of 1974 and the regulations and published interpretations thereunder, as in effect from time to time.

"Event of Default" has the meaning specified in the Note and the other Loan Documents.
"GAAP" means generally accepted accounting principles consistently applied.

"Governmental Authority" means any government, any court, and any agency, authority, body, bureau, department, or instrumentality of any government.

"Intangible Assets" means all intangible assets under GAAP, including, without limitation, copyrights, franchises, goodwill, licenses, loan origination fees, non-competition covenants, organization or formation expenses, patents, shares of the capital stock of Borrower, service marks, service names, trademarks, trade names, write-up in the book value of any asset in excess of the acquisition cost of the asset to Borrower, any amount, however designated on the balance sheet, representing the excess of the purchase price paid for assets or stock acquired over the value assigned thereto on the books of Borrower, loans and advances to stockholders, directors, officers, and employees of Borrower, unamortized leasehold improvements expense not recoverable at the end of the lease term, unamortized debt discount, and deferred discount.

"LAP" means Los Abrigados Partners Limited Partnership, an Arizona limited partnership.
"Lien or Encumbrance" and "Liens and Encumbrances" mean, respectively, each and all of the following: (i) any lease or other right to use; (ii) any assignment as security, conditional sale, grant in trust, lien, mortgage, pledge, security interest, title retention arrangement, other encumbrance, or other interest or right securing the payment of money or the performance of any other liability or obligation, whether voluntarily or involuntarily created and whether arising by agreement, document, or instrument, under any law, ordinance, regulation, or rule (federal, state, or local), or otherwise; and (iii) any option, right of first refusal, other right to acquire, or other interest or right.

"Loan Documents" means this Agreement, the Note, and any other agreements, documents, or instruments from time to time evidencing, guarantying, securing, or otherwise relating to the Note, as they may be amended, modified, extended, renewed, or supplemented from time to time.

"Loan Party" means Borrower and each other Person that from time to time is or becomes obligated to Bank under any Loan Document or grants any Collateral.

"Material Adverse Change" means any change in the assets, business, financial condition, operations, prospects, or results of operations of any Loan Party or any other event or condition that in the reasonable opinion of Bank (i) could affect the likelihood of performance by any Loan Party of any of the Obligations, (ii) could affect the ability of any Loan Party to perform any of the Obligations, (iii) could affect the legality, validity, or binding nature of any of the Obligations or any Lien or Encumbrance securing any of the Obligations, or (iv) could affect the priority of any Lien or Encumbrance securing any of the Obligations.

"Net Income" means net income (loss) for such period, in accordance with GAAP.

"Note" means the Promissory Note, dated of even date herewith, of Borrower payable to Bank, as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

"Obligations"  means  the  obligations  of  the  Loan  Parties  under  the  Loan
Documents.

"Permitted Exceptions" means Liens and Encumbrances in favor of Bank, Liens and Encumbrances shown on financial statements of Borrower delivered to Bank prior to the date of this Agreement, Liens and Encumbrances otherwise disclosed to Bank in writing prior to the date of this Agreement, and other Liens and Encumbrances consented to by Bank in writing from time to time in its absolute and sole discretion.

"Person"  means  a  natural  person,   a  partnership,   a  joint  venture,   an
unincorporated association, a limited liability company, a corporation, a trust, any other legal entity, or any Governmental Authority.

"Tangible Net Worth" means (i) the sum of all capital accounts of the Borrower (including, without limitation, any paid-in capital, capital surplus, and retained earnings), plus (ii) the book value, in accordance with GAAP, of the limited partnership interest in LAP of Persons who are also shareholders of Borrower, as determined by Bank, less (iii) the sum of the value on Borrower's books of all Intangible Assets.

"Unmatured Event of Default" means any condition or event that with notice, passage of time, or both would be an Event of Default.

3.   LOAN FACILITY.

     3.1 Loan Facility. Subject to the terms and conditions of this Agreement, Bank agrees to make Advances to Borrower from time to time on or before the scheduled Commitment expiration date specified in Section 1. Proceeds of Advances may be used only for the purposes described in Section 1. Borrower shall not be entitled to any Advances after such scheduled Commitment expiration date. Advances shall be on a revolving basis. Advances prepaid may be re-borrowed subject to the terms and the conditions herein. Although the outstanding principal of the Note may be zero from time to time, the Loan Documents shall remain in full force and effect until the Commitment terminates, and all Obligations are paid and performed in full. Upon occurrence of an Event of Default or an Unmatured Event of Default, Bank, in its absolute and sole discretion and without notice, may suspend the commitment to make Advances. In addition, upon the occurrence of an Event of Default, Bank, in its absolute and sole discretion and without notice, may terminate the commitment to make Advances. The obligation of Borrower to repay Advances is evidenced by the Note. If the amount of the outstanding Advances shall ever exceed the Commitment Amount, Borrower shall immediately pay the amount of such excess to Bank.

     3.2 Request for the Advances. Advances may be made by Bank at the oral or written request of the Person or Persons designated in Section 1. Such Person or Persons are hereby authorized by Borrower to request Advances and to direct disposition of the proceeds of Advances until written notice of the revocation of such authority is received from Borrower by Bank and Bank has had a reasonable time to act upon such notice. Bank shall have no duty to monitor for Borrower or to report to Borrower the use of proceeds of Advances. Advances shall be disbursed by Bank into an account of Borrower with Bank.

     3.3 Fees. As additional consideration for the Commitment, Borrower agrees to pay to Bank the following fees, which shall be earned by Bank on the date due under the Loan Documents and shall be non-refundable to Borrower:

     3.3.1 Commitment Fee. Quarterly, in arrears, commencing on January 1, 1995 and continuing on the same date each three (3) months thereafter (each a "Fee Payment Date"), a fee for the Commitment in the amount set forth in Section 1. Notwithstanding the foregoing, on each Fee Payment Date, Bank agrees to waive the commitment fee that would otherwise be due on that Fee Payment Date if, during the fiscal quarter of Borrower then ended and the immediately preceding three (3) fiscal quarters (or in the case of the first two Fee Payment Dates, the fiscal quarters ending on or after September 30, 1994), the Borrower and LAP have collectively maintained an average daily balance of $250,000.00 in non-interest bearing accounts at Bank.

     3.3.2Attorneys' Costs, Expenses, and Fees. Attorneys costs, expenses, and fees for Bank's counsel in the amount specified by Bank, payable on or before the date hereof.

4. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AGREEMENT, TO EFFECTIVENESS OF THE COMMITMENT, AND TO EACH ADVANCE. This Agreement and the Commitment shall become effective only upon satisfaction of the following conditions precedent and Bank shall be obligated to make an Advance when requested by Borrower only if all conditions precedent to the effectiveness of that certain Second Modification Agreement of even date herewith by and between Bank and LAP have been satisfied within the time periods provided therein and all of the following conditions precedent are satisfied, as determined by Bank in its absolute and sole discretion.

     4.1 Representations and Warranties Accurate. The representations and warranties by each Loan Party in the Loan Documents are correct on and as of the date of this Agreement and on and as of the date of each Advance, before and after giving effect to such Advance and to the application of the proceeds thereof, as though made on and as of such date.

     4.2 Documents. Bank has received on the date of this Agreement the Loan Documents, which shall include all agreements, documents, and instruments specified by Bank.

     4.3 Other Matters. Bank has received on the date of this Agreement resolutions of Borrower authorizing Borrower to enter into this Agreement and request Advances hereunder, copies of the articles and bylaws of Borrower certified as true and complete by Borrower's secretary, an opinion of Borrower's counsel if requested by Bank covering such matters as Bank may require, and any and all other documents or information requested by Bank.

     Borrower hereby authorizes Bank, and Bank reserves the right in its absolute and sole discretion, to verify any documents and information submitted to Bank in connection with this Agreement. Bank may elect, in its absolute and sole discretion, to waive any of the foregoing conditions precedent. Any such waiver shall be effective only if (i) it is in writing executed by Bank, (ii) it specifically identifies the condition precedent, and (iii) it states whether the condition precedent is waived as a requirement of the effectiveness of this Agreement, the effectiveness of the Commitment, and/or as a requirement for a particular Advance. Any such waiver shall be limited to the condition(s) precedent specifically described therein and the requirements therein. Delay or failure by Bank to insist on satisfaction of any condition of an Advance shall not be a waiver of such condition precedent or any other condition precedent. If Borrower is unable to satisfy any condition precedent of an Advance, the making of such Advance shall not preclude Bank from thereafter declaring the condition or event causing such inability to be an Event of Default.

5.   BORROWER REPRESENTATIONS AND WARRANTIES.

     5.1  Closing  Representations  and  Warranties.   Borrower  represents  and
warrants to Bank as of the date of this Agreement:

     5.1.1 Corporate, Limited Liability Company, or Partnership Existence and Authorization. If Borrower is a corporation, a limited liability company, or a partnership, Borrower is validly existing, and in the case of a corporation or limited liability company is in good standing, under the laws of the jurisdiction of its formation or organization and has the requisite power and authority to execute, deliver, and perform the Borrower Loan Documents. The execution, delivery, and performance by Borrower of the Borrower Loan Documents have been duly authorized by all requisite action by or on behalf of Borrower and will not conflict with, or result in a violation of or a default under, the certificate of incorporation and bylaws, the limited liability company operating agreement, or the partnership agreement of Borrower, as the case may be. If Borrower is not formed or organized under the law of the State of Arizona, Borrower is qualified to do business as a foreign corporation, limited liability company, or partnership, as the case may be, and in the case of a corporation or limited liability company is in good standing, under the law of the State of Arizona.

     5.1.2 No Approvals. No approval, authorization, bond, consent, certificate, franchise, license, permit, registration, qualification, or other action or grant by or filing with any Person is required in connection with the execution, delivery, or performance by Borrower of the Borrower Loan Documents.

     5.1.3 No Conflicts. The execution, delivery, and performance by Borrower of the Borrower Loan Documents will not conflict with, or result in a violation of or a default under: any applicable law, ordinance, regulation, or rule (federal, state, or local); any judgment, order, or decree of any arbitrator, other private adjudicator, or Governmental Authority to which Borrower is a party or by which Borrower or any of the assets or property of Borrower is bound; any of the Approvals or Permits; or any agreement, document, or instrument to which Borrower is a party or by which Borrower or any of the assets or property of Borrower is bound.

     5.1.4 Execution and Delivery and Binding Nature of Borrower Loan Documents. The Borrower Loan Documents have been duly executed and delivered by or on behalf of Borrower. The Borrower Loan Documents are legal, valid, and binding obligations of Borrower, enforceable in accordance with their terms against Borrower, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization, or similar laws and by equitable principles of general application.

     5.1.5 Accurate Information. All information in any loan application, financial statement, certificate, or other document and all other information delivered by or on behalf of Borrower to Bank in obtaining the Commitment is correct and complete, and there are no omissions therefrom that result in any such information being incomplete, incorrect, or misleading as of the date thereof. There has been no Material Adverse Change as to Borrower since the date of such information. All financial statements heretofore delivered to Bank by Borrower were prepared in accordance with the requirements set forth in Section 1 and accurately present the financial condition and results of operations of Borrower as at the dates thereof and for the periods covered thereby. The fiscal year of Borrower is as set forth in Section 1.

     5.1.6  Purpose of Advances.  The purpose of the Advances is as set forth in
Section 1.

     5.1.7 Legal Proceedings; Hearings, Inquiries, and Investigations. Except as disclosed to Bank in writing prior to the date of this Agreement, (i) no legal proceeding is pending or, to best knowledge of Borrower, threatened before any arbitrator, other private adjudicator, or Governmental Authority to which Borrower is a party or by which Borrower or any assets or property of Borrower may be bound or affected that if resolved adversely to Borrower could result in a Material Adverse Change, and to the best knowledge of Borrower, there exist no facts that would form any basis for any of the foregoing, and (ii) no hearing, inquiry, or investigation relating to Borrower or any assets or property of Borrower is pending or, to the best knowledge of Borrower, threatened by any Governmental Authority.

     5.1.8 No Event of Default or Unmatured Event of Default. No Event of Default and no Unmatured Event of Default has occurred and is continuing.

     5.1.9 Approvals and Permits; Assets and Property. Borrower has obtained and there are in full force and effect all Approvals and Permits. Borrower owns or leases all assets and property necessary for conduct of the business and operations of Borrower. Such assets and property are not subject to any Liens and Encumbrances, other than Permitted Exceptions.

     5.1.10 Taxes. Borrower has filed or caused to be filed all tax returns (federal, state, and local) required to be filed by Borrower and has paid all taxes and other amounts shown thereon to be due (including, without limitation, any interest and penalties).

     5.1.11 ERISA. Borrower is in compliance with ERISA. No Reportable Event or Prohibited Transaction (as defined in ERISA) or termination of any plan has occurred and no notice of termination has been filed with respect to any plan established or maintained by Borrower and subject to ERISA. Borrower has not incurred any material funding deficiency within the meaning of ERISA or any material liability to the Pension Benefit Guaranty Corporation in connection with any such plan established or maintained by Borrower. Borrower is not a party to any Multi-employer Plan (as defined in ERISA).

     5.1.12 Environmental Matters. The information in any environmental questionnaire delivered to Bank is accurate and complete with no material omissions therefrom as of the date thereof. To the best knowledge of Borrower after due investigation, Borrower is in compliance in all material respects with all environmental, all health, and all safety laws, ordinances, regulations, and rules (federal, state, and local) applicable to Borrower, the assets or property of Borrower, the business or operations of Borrower, or the products or services of Borrower. Borrower does not have any material existing or contingent liability in connection with any disposal, generation, manufacture, processing, production, release, storage, transportation, treatment, or use of any hazardous or toxic substance or waste.

     5.1.13 Investment Company Act. Borrower is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. Borrower is not a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     5.1.14 Margin Securities. Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of Advances will be used to purchase or carry any margin stock or extend credit to others for the purpose of purchasing or carrying margin stock or for any purpose that violates or is inconsistent with Regulation X of the Board of Governors.

     5.2 Representations and Warranties Upon Requests for Advances. Each request for an Advance shall be a representation and warranty by Borrower to Bank that the representations and warranties in this Section 5 are correct and complete as of the date of the Advance and that the conditions precedent in Section 4 are satisfied as of the date of the Advance.

     5.3 Representations and Warranties Upon Delivery of Financial Statements, Documents, and Other Information. Each delivery by Borrower to Bank of financial statements, other documents, or information after the date of this Agreement (including, without limitation, any documents and information delivered in obtaining an Advance) shall be a representation and warranty that such financial statements, other documents, or information is correct and complete, that there are no omissions therefrom that result in such financial statements, other documents, or information being incomplete, incorrect, or misleading as of the date thereof, and that such financial statements accurately present the financial condition and results of operations of Borrower as at the dates thereof and for the periods covered thereby.

6. BORROWER AFFIRMATIVE COVENANTS. Until the Commitment terminates in full and until the Obligations are paid and performed in full, Borrower agrees that, unless Bank otherwise agrees in writing in Bank's absolute and sole discretion:

     6.1 Corporate, Limited Liability Company, or Partnership Existence. If Borrower is a corporation, a limited liability company, or a partnership, Borrower shall continue to be validly existing, and in the case of a corporation or a limited liability company in good standing, under the law of the jurisdiction of its organization or formation. If Borrower is not formed or organized under the laws of the State of Arizona, Borrower shall continue to be qualified to do business as a foreign corporation, limited liability company, or partnership, as the case may be, and in the case of a corporation or limited liability company to be in good standing, under the law of the State of Arizona.

     6.2 Books and Records; Access By Bank. Borrower will maintain a single, standard, modern system of accounting, in accordance with the requirements in
Section 1 (including, without limitation, a single, complete, and accurate set of books and records of its assets, business, financial condition, operations, property, prospects, and results of operations) in accordance with good accounting practices. During business hours Borrower will give representatives of Bank access to all assets, property, books, records, and documents of Borrower and will permit such representatives to inspect such assets and property and to audit, copy, examine, and make excerpts from such books, records, and documents.

     6.3 Information and Statements.  Borrower shall furnish to Bank:

     6.3.1 Fiscal Period Financial Statements. As soon as available and in any event within the number of days set forth in Section 1 after the end of each fiscal period of Borrower set forth in Section 1, except the last period in each fiscal year of Borrower, copies of the balance sheet of Borrower as of the end of such fiscal period and statements of income and retained earnings and a statement of cash flow of Borrower for such fiscal period and for the portion of the fiscal year of Borrower ending with such fiscal period, in each case setting forth in comparative form the figures for the corresponding period for the preceding fiscal year, all in reasonable detail, prepared in accordance with the requirements in Section 1, containing the certifications specified in Section 1, and signed on behalf of Borrower by the person(s) named in Section 1, together with a certificate signed on behalf of Borrower by the person(s) named in
Section 1, representing and warranting to Bank Borrower's compliance with the financial covenants set forth in Section 6.12 hereof.

     6.3.2 Annual Financial Statements. As soon as available and in any event within the number of days set forth in Section 1 after the end of each fiscal year of Borrower, copies of the balance sheet of Borrower as of the end of such fiscal year and statements of income and retained earnings and a statement of cash flow of Borrower for such fiscal year, in each case setting forth in comparative form the figures for the preceding fiscal year of Borrower, all in reasonable detail and prepared in accordance with the requirements in Section 1, containing the certifications specified in Section 1, and signed on behalf of by the person(s) named in Section 1.

     6.3.3. Securities Reports. As and when filed, copies of all statements and reports filed with the Securities Exchange Commission.

     6.3.4 Other Information. Such other information concerning Borrower and the assets, business, financial condition, operations, property, prospects, and results of operations of Borrower as Bank reasonably requests from time to time.

     6.4 Law; Judgments; Material Agreements; Approvals and Permits. Borrower shall comply with all laws, ordinances, regulations, and rules (federal, state, and local) and all judgments, orders, and decrees of any arbitrator, other private adjudicator, or Government Authority relating to Borrower or the assets, business, operations, or property of Borrower. Borrower shall comply in all material respects with all material agreements, documents, and instruments to which Borrower is a party or by which Borrower or any of the assets or property of Borrower is bound or affected. Borrower shall obtain and maintain in full force and effect all Approvals and Permits and shall comply with all conditions and requirements of all Approvals and Permits.

     6.5 Taxes and Other Indebtedness. Borrower will pay and discharge (i) before delinquency all taxes, assessments, and governmental charges or levies imposed upon it, upon its income or profits, or upon any of its assets or property, (ii) when due all lawful claims (including, without limitation, claims for labor, materials, and supplies), that, if unpaid, might become a Lien or Encumbrance upon any of its assets or property, and (iii) when due all its other indebtedness.

     6.6 Assets and Property. Borrower will maintain, keep, and preserve all of its assets and property (tangible and intangible) necessary or useful in the proper conduct of its business and operations in good working order and condition, ordinary wear and tear excepted.

     6.7 Insurance. In addition to any insurance required under any of the other Loan Documents, Borrower shall maintain workmen's compensation insurance, product and public liability insurance, insurance on its assets and property now or hereafter owned, and such other forms of insurance as is customary in the industry of Borrower, against such casualties, risks, and contingencies, in such amounts, and with such insurance companies as are satisfactory to Bank, in its reasonable discretion. Borrower shall deliver to Bank from time to time as Bank may request, schedules setting forth all insurance then in effect and copies of the policies.

     6.8 Environmental Laws. Without limiting the generality of Section 6.4, Borrower shall comply with all environmental, all health, and all safety laws, ordinances, regulations, and rules (federal, state, local, and foreign) applicable to Borrower, the business or operations of Borrower, the assets or property of Borrower, or the products or services of Borrower. Borrower may use and store for its own use hazardous or toxic substances. Borrower shall not dispose of, generate, manufacture, process, produce, release, transport, or treat or otherwise store or use any hazardous or toxic substances or wastes. Borrower shall notify Bank immediately of any environmental inquiry or claim from any Governmental Authority or other Person relating to Borrower or any assets, property, business, operations, product, or service of Borrower.

     6.9 ERISA. Borrower will fund each Defined Benefit Plan and Defined Contribution Plan (as such terms are defined in ERISA) so that there is never an Accumulated Funding Deficiency (as defined in Section 412 of the Internal Revenue Code of 1986, as amended).

     6.10 Further Assurances. Borrower shall promptly execute, acknowledge, and deliver and, as appropriate, cause to be duly filed and recorded such additional agreements, documents, and instruments and do or cause to be done such other acts as Bank may reasonably request from time to time to better assure, perfect, preserve, and protect the interest of Bank in the Collateral and the rights and remedies of Bank under the Loan Documents.

     6.11 Costs and Expenses of Borrower's Performance of Covenants and Satisfaction of Conditions. Borrower will perform all of its obligations and satisfy all conditions under the Loan Documents at its sole cost and expense.

     6.12 Financial Covenants. Except as otherwise noted, all capitalized terms in this Section 6.12 not defined in this Agreement shall have the meanings determined in accordance with GAAP. Borrower shall maintain:

     6.12.1 Owner's Equity Percentage. As of the end of each fiscal quarter, an Owner's Equity Percentage equal to or exceeding thirty-five percent (35%). "Owner's Equity Percentage" means the result obtained by dividing (i) Tangible Net Worth by (ii) Total Assets, less Intangible Assets.

     6.12.2 Debt to Equity Percentage. As of the end of each fiscal quarter, a Debt to Equity Percentage equal to or less than 1.15 to 1. "Debt to Equity Percentage" means the result obtained by dividing (i) Debt of Borrower by (ii) Tangible Net Worth. "Debt" means, without limitation, (a) any indebtedness for borrowed money, (b) all indebtedness evidenced by bonds, debentures, notes, letters of credit, drafts or similar instruments, (c) all indebtedness to pay the deferred purchase price of property or services, but not including accounts payable and accrued expenses arising in the ordinary course of business, (d) all capitalized lease obligations, (e) all Debt of others secured by a lien on any asset, whether or not such Debt is assumed by Borrower or guaranteed by Borrower, and (f) all Debt of others guaranteed by Borrower and all other indebtedness that would appear as a liability upon a balance sheet of Borrower prepared in accordance with GAAP.

     6.12.3 Cash. At all times, cash, cash equivalents, and readily marketable securities, free and clear of all Liens and Encumbrances, in an aggregate amount not less than $500,000.

     6.13Interest in LAP. At all times Borrower shall own all outstanding capital stock of ILE Sedona Incorporated, an Arizona corporation ("ILE"), and ILE shall be the only general partner in LAP with an ownership interest therein of not less than that held on and as of the date hereof.

     6.14Line Clearance. At least once prior to the scheduled Commitment expiration date set forth in Section 1, Borrower shall repay all Advances outstanding hereunder, together with accrued and unpaid interest thereon, and shall thereafter have no Advances outstanding and unpaid for a period of thirty
(30) consecutive days.

7. BORROWER NEGATIVE COVENANTS. Until the Commitment terminates in full and until the Obligations are paid and performed in full, Borrower agrees that, unless Bank otherwise agrees in Bank's absolute and sole discretion:

     7.1 Corporate, Limited Liability Company, and Partnership Restrictions. Borrower shall not be dissolved or liquidated. Borrower shall not amend, modify, restate, supplement, or terminate its certificate of incorporation or bylaws. Borrower shall not reorganize itself or consolidate with or merge into any other corporation or permit any other corporation to be merged into Borrower.

     7.2 Name, Fiscal Year, Accounting Method. Borrower shall not change its name, fiscal year, or method of accounting.

     7.3 Acquisition or Disposition of All or Substantially All Assets. Borrower shall not sell, transfer, lease, or otherwise dispose of all or any substantial part of the assets, business, operations, or property of Borrower.

8. BANK'S  OBLIGATIONS  TO BORROWER  ONLY.  The  obligations  of Bank under this
Agreement are for the benefit of Borrower only. No other Person shall have any rights hereunder or be a third-party beneficiary hereof.

9. PROVISIONS IN THE NOTE GOVERN THIS AGREEMENT. This Agreement is subject to certain terms and provisions in the Note, to which reference is made for a statement of such terms and provisions.

10. COUNTERPART EXECUTION. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

DATED as of the date first above stated.


                                    ILX INCORPORATED, an Arizona corporation

                                    By: Joseph P. Martori
                                        -----------------------------------
                                    Name: Joseph P. Martori
                                          ---------------------------------
                                    Title: Chairman/President
                                           --------------------------------

                                    BANK ONE, ARIZONA, NA, a national banking association

                                    By: Steven D. Strehlow
                                        -----------------------------------
                                    Name: Steven D. Strehlow
                                          ---------------------------------
                                    Title: A.V.P.
                                           --------------------------------